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                                                                      Exhibit 10


                              BOB EVANS FARMS, INC.
                  VOLUNTARY EMPLOYEES' BENEFICIARY ASSOCIATION
                                       AND
                                 TRUST AGREEMENT



THIS AGREEMENT (the "Agreement") is entered into by and between Bob Evans Farms, Inc. (the "Company"), the sponsor of one or more group health and welfare benefit plans and National City Bank (the "Trustee") to describe the terms under which the Trustee will manage the Trust Fund. This Agreement shall be effective as of July 28, 2000. The Company intends that this Trust, when taken together with the Plan or Plans as named in Appendix A, will constitute a "Voluntary Employees' Beneficiary Association" as described in Section 501(c)(9) of the Internal Revenue Code of 1986, as amended (the "Code").


                                   WITNESSETH:

      WHEREAS, the Company has adopted the various employee health and welfare benefit programs named in Appendix A, hereto (individually, the "Plan", or collectively, the "Plans"), the purpose of which is to provide benefits which are permitted under Code Section 501(c)(9) including, but not limited to, life insurance, hospital and medical insurance, disability income and sick pay for Employees, their eligible dependents and designated beneficiaries covered by the Plan after meeting the service and other requirements described in the Plan; and

      WHEREAS, an administrator (the "Plan Administrator") and a third party claims administrator (the "Claims Administrator") have been appointed to administer the Plans and the claims arising thereunder; and

      WHEREAS, the funds which will be contributed to the Trustee, as and when received by the Trustee, will be held in a trust (the "Trust", "Trust Fund", or "Fund") for the benefit of the Employees and their eligible dependents under and in accordance with the terms of each Plan; and

      WHEREAS, the Company desires that this Trust, when taken together with the Plan or Plans, will constitute a "Voluntary Employees' Beneficiary Association" as described in Section 501(c)(9) of the Code and operate pursuant to the provisions and requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA");

      NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, the Company and the Trustee agree as follows:


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                                    ARTICLE 1
                                   DEFINITIONS


1.1 BENEFICIARY. The person (other than the Participant) who is or becomes entitled under the Plan, or under the terms of any payment option permitted by the Plan, to receive any part or all of any benefit earned under the Plan by a deceased Participant. The term also includes any contingent beneficiary named by the Participant or his or her Beneficiary, if permitted by the Plan, to receive death benefits which cannot be paid under the terms of the Plan to the Participant's initially designated Beneficiary. Unless otherwise provided in the Plan, a Beneficiary need not be a natural person.

1.2 CLAIMS ADMINISTRATOR. A person, other than the Company or Trustee, that the Company appoints (i) to review all claims made by Participants under the Plan, (ii) to determine the proper amounts of any benefit payments to be made under the Plan, and the terms of any insurance contracts or agreements which are a part of the Plan, and (iii) to certify to the Plan Administrator or the Trustee the amounts of such benefit payments and identify the parties to be paid such amounts.

1.3 EMPLOYEE. An individual who is (i) employed by the Employer or any entity related to the Employer under Code Sections 414(b), (c), (m) or (o); or (ii) any "leased employee" who is deemed to be an Employee under Code under Code
Sections 414(n) or (o).

1.4 EMPLOYER. (i) The Company, (ii) any successor of the Company which, by written agreement, assumes the obligations of the Company under the Plan and this Agreement, (iii) any predecessor of the Company and (iv) any entity related to the Employer under Code Sections 414(b), (c), (m) or (o).

1.5 INVESTMENT MANAGER. A person, other than the Company or Trustee, that the Company appoints to manage, acquire or dispose of any Trust Fund asset as provided in Section 4.3 and who meets the definition of "investment manager" in ERISA Section 3(38).

1.6 NAMED FIDUCIARY. The person(s) who have authority to control and manage the operation and administration of the Plan.

1.7 PARTICIPANT. An Employee or former Employee entitled to a benefit under the Plan.

1.8   PLAN (OR PLANS). The health and welfare plans named in Appendix A.

1.9 PLAN ADMINISTRATOR. A person, other than the Company or Trustee, that the Company appoints to administer the Plan in accordance with the terms of the Plan document. The Plan Administrator and the Claims Administrator are permitted to be the same person.

1.10 TRUST, TRUST FUND OR FUND. The trust created by this Agreement and the assets deposited with the Trustee subject to the terms of this Agreement plus all investments and reinvestments of those assets and their proceeds.

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1.11   TRUSTEE. The Trustee named in the preamble to this Agreement and any person or entity whom (i) the Company appoints as its successor and (ii) who has accepted that appointment in writing or any person or entity that is appointed under the terms of Article VII.

1.12 VALUATION DATE. The last day of each Plan year or more frequently, if the Company notifies the Trustee that special valuation is needed.


                                   ARTICLE II
                        CREATION AND ACCEPTANCE OF TRUST

2.1 TRUST FUND. Subject to the terms of this Trust Agreement and the Plan, the Trustee will hold, maintain and apply the Trust Fund for the exclusive benefit of Participants and their Beneficiaries. All assets comprising the Trust Fund will be held within the jurisdiction of the United States federal courts.

2.2 ACCEPTANCE OF TRUST. By signing this Agreement, the Trustee agrees to hold and apply the Trust Fund under the terms of this Agreement; the Trustee is not obligated to enforce or administer the terms of the Plan. However, and regardless of any other provision of the Plan or this Agreement, the Trustee has no responsibility or obligation to determine the amount of any Employer or Participant contributions, whether any contributions (including Employer and Participant's contributions) are timely or whether any contributions are made in accordance with the terms of the Plan. Also, the Trustee is under no obligation to and has no authority to compel the Company, any Employer or Participant to make any contributions or to enforce the collection of any contributions by whomever made, nor shall the Trustee be responsible for the adequacy of the Trust Fund to meet and discharge liabilities under the Plan.

2.3 PURPOSE. The purpose of the Trust Fund is to provide, through insurance contracts or otherwise, for the payment of hospital and medical insurance benefits or such other benefits as may be added from time to time which are permitted under Code Section 501(c)(9) including, but not limited to, life insurance, disability income and sick pay for Employees, their dependents and designated beneficiaries. All of the benefits hereunder shall be described under the terms of the Plan.

      The Trustee's duties and responsibilities are limited to those specifically described in this Trust Agreement. Neither the Plan nor any other document to which the Trustee is not a party (including any agreement between the Company, an Employer or other named fiduciary and an Investment Manager) will impose any duties or responsibilities on the Trustee without the Trustee's specific consent.

2.4 CONTRIBUTIONS. The Company shall make such contributions to the Trust Fund from time to time as may be appropriate and sufficient to meet and discharge liabilities under the Plan. Pursuant to the terms of the Plan, Employees of the Company or any Employer may be permitted or required to make contributions to the Trust Fund. The Trustee shall have no duty to ascertain that the contributions received comply with the provisions of the Plan, nor shall the Trustee be obliged to collect any contributions from the Company, and Employer or any Employee of the Company.

2.5 ADMINISTRATION OF THE PLAN. The Trustee shall not, solely because of this Trust Agreement, be under any duty whatsoever with respect to the administration of the Plan. The Company shall appoint and certify to the Trustee the identity of the Plan Administrator and the Claims Administrator for the Plan. The Plan Administrator of the Plan shall


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have full responsibility for and control of the administration of the Plan and, except as specifically provided otherwise herein, the powers necessary to carry out the provision of such Plan.

2.6 RETURN OF CONTRIBUTIONS. All Company contributions to the Trust Fund are conditioned upon the tax-exempt status of the Trust under Code Section 501 and the deductibility of the contributions under Code Section 162, unless otherwise expressly stated by the Company. Accordingly, (unless so stated), if the Trust is not determined to be a tax-exempt voluntary employees' beneficiary association or if and to the extent that the Company's deduction is disallowed in whole or in part, the contributions to the extent disallowed shall be repaid to the Company on demand. Any demand for repayment must be made within one year after such disallowance or denial of tax-exempt status. Contributions made to the Trust Fund by the Company under a mistake of fact shall be returned to the Company as soon as practical, but no later than one year, after the discovery of the mistake. All repayments of Company contributions shall be adjusted by the amount of any earnings or losses attributable to that portion of the Company contribution which qualifies for repayment.

2.7 ASSIGNMENT AND ALIENATION OF BENEFITS. No right or claim to, or interest in, any part of the Trust Fund, or any payment from the Fund, is assignable, transferable, or subject to sale, mortgage, pledge, hypothecation, commutation, anticipation, garnishment, attachment, execution, or levy of any kind, except as specifically permitted by the Plan or required by law. The Trustee will disregard any attempt to assign, transfer, sell, mortgage, pledge, hypothecate, commute, anticipate, garnishee, attach, execute upon or levy against any portion of the Fund except to the extent specifically permitted by the Plan (but only if directed by the Plan Administrator) or required by law.

2.8 COMPLIANCE WITH LAWS. The Plan, this Agreement and the Trust Fund are intended to meet all applicable requirements imposed under Code Section 501(c)
(9) and ERISA.


                                   ARTICLE III
                        DISTRIBUTIONS FROM THE TRUST FUND

3.1 DISTRIBUTION OF BENEFITS. The Trustee shall from time to time at the direction of the Plan Administrator make payments out of the Trust Fund to the Claims Administrator in such amounts as may be specified in the directions of the Plan Administrator to pay benefits under the Plan. Any direction of the Plan Administrator to pay benefits under the Plan shall constitute certification that the distribution or payment so directed is one which the Plan Administrator is authorized to direct.

3.2 OTHER DISTRIBUTIONS. The Plan Administrator of the Plan may give written authorization and direction to the Trustee to make payments from the Trust Fund for one or more of the following purposes:

(a) to pay or provide for the payment of all reasonable and necessary expenses of collecting contributions from employees participating in the Plan;

(b) to provide for administering the affairs of the Plan and its assets, including, without limitation, all expenses which may be incurred in connection with the establishment or administration of the Plan, the employment of administrative, legal, accounting, actuarial or other experts and the leasing of such premises and purchase of such materials, supplies and equipment as are necessary and appropriate;

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(c)   to pay any federal, state or local taxes which may be properly imposed on or levied against the assets of the Trust Fund;

(d) to pay any federal, state or local withholding taxes which may be properly imposed on or levied against the assets of the Trust Fund or the Company by reason of the payments from the Plan to Employees of the Company;

(e)   to pay for any bond as may be required by ERISA;

(f) to pay premiums on any insurance or make deposits with any insurer for the purpose of providing benefits for Plan Participants;

(g) to pay premiums on insurance which may be purchased to protect the assets of the Plan held in the Trust Fund from contingent liabilities, material claims, and losses resulting from the acts or omissions of the Trustee or any other Named Fiduciary;

(h) such other payments as the Plan Administrator deems to be necessary or desirable for the proper administration and operation of the Plan and consistent with the Code and ERISA.

3.3 PAYMENTS PROPERLY MADE. The Trustee shall be under no liability for any payments made in accordance with the directions of the Plan Administrator of the Plan.


                                   ARTICLE IV
                    INVESTMENT AND ADMINISTRATIVE PROVISIONS

4.1 POWERS AND DUTIES. Unless specifically described in other sections of this Trust Agreement, the Trustee's powers and duties are limited to those specifically described in this Section:

(a) The Trustee may sell, lease (with or without option to purchase), mortgage, transfer, or exchange all or any part of the Trust Fund and all property that may be substituted therefore or added thereto, at the price, on the terms, and subject to the conditions that it deems advisable. Any lease may be made for any term or terms regardless of the period of the Trust.

(b) The Trustee may invest and reinvest the Trust Fund in any collective trust fund or common trust fund maintained for employee benefit trusts by the Trustee or any of its affiliates or subsidiaries. Any money or other investment made in any of these collective investment funds will be held and administered in accordance with the terms and provisions of the collective fund. All of the terms and provisions of any of these collective funds into which Trust Fund assets have been invested, along with any amendments, alterations or substitutions will be deemed to have been incorporated into this Trust Agreement.

(c) The Trustee may invest, reinvest and otherwise deposit all or any portion of the Trust Fund in savings accounts, time deposit accounts, certificates of deposit, money market funds or in other depository accounts established by the


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Trustee or by any other national bank or other depository institution which now, or at any time, is an affiliate or subsidiary of the Trustee.

(d) The Trustee may invest all or any part of the Trust Fund in any kind of real or personal property, without regard to any law restricting investment by trustees, including securities of any open-end or closed-end management investment company or investment trust registered under the Investment Advisers Act of 1940, as amended. The fact that the Trustee, or any of its affiliates or subsidiaries is providing services to or receiving remuneration from the investment company or investment trust as investment advisor, custodian, transfer agent, registrar or in any other capacity will not preclude the Trustee from investing all or any portion of the Trust Fund in the securities issued by that investment company or investment trust.

(e) The Trustee may hold all or any portion of the Trust Fund in cash, uninvested or on deposit, with any banking or savings institution, including its own banking department.

(f) At the direction of the Plan Administrator, the Trustee will apply for and purchase from an insurance company selected by the Plan Administrator, either for the general benefit of the Trust Fund of for the individual benefit of a Participant, as an investment of the Trust Fund any insurance product (including a guaranteed investment contract) or contract but only if the Plan Administrator (or Company) specifically agrees, in writing, to indemnify the Trustee from any liability or obligation resulting from this investment and agrees that it is solely responsible for selecting the issuer of any contract of this type. If this type of investment is made, the Trustee may exercise any and all rights, options, and privileges of an absolute owner which may be granted under the contract purchased under this provision and may collect, receive, and settle for the proceeds of all contracts purchased under this provision as and when entitled to do so under the terms of the contract.

4.2 OTHER POWERS. The Trustee is authorized to take all steps that are appropriate and necessary to discharge the duties and responsibilities described in this Agreement, including the right and power to:

(a)   (i)   Exercise any exchange privileges, conversion privileges and conversion rights available under any security or other property held in the Trust Fund;

      (ii) consent to or dissent from the reorganization, consolidation, merger or the readjustment of the finances of, or the sale, mortgage, pledge, or lease of the property of any entity that has issued any security held in the Trust Fund;

      (iii) deposit any securities or other property held in the Trust Fund with any protective, reorganization, or similar committee and delegate discretionary power to that committee;

      (iv) do any other act in connection with matters described in this Section, including exercising options, making agreements or subscriptions, or paying expenses, assessments, or subscriptions which the Trustee believes is necessary or advisable.

(b) Retain, for as long as it believes advisable, any securities or other property which it has acquired under the terms of Section 4.2(a), whether or not the Trustee would otherwise have acquired that security or property.


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(c)   Vote any stock or other security and exercise any right appurtenant to any stock, security or other property held in the Trust Fund, either in person or by general or limited proxy, power of attorney or other instrument. The Investment Manager will vote any securities for which it has been given discretion unless the Company has reserved to itself the right to direct how these securities will be voted. In this case, the Trustee will have no duty or obligation to exercise any voting or other right associated with any security for which an Investment Manager has been given discretion unless it receives from the Company timely written direction of how the security should be voted or other right exercised. The Trustee is under no duty to inquire into or investigate who has the responsibility or duty to vote or exercise any other right associated with any securities for which an Investment Manager has been given discretion. Also, the Trustee has no liability or obligation in connection with any direction received from the Company under this subsection.

(d) Settle, compromise, or submit to arbitration any claims, debts or damages due to or owing from the Trust, commence and defend suits or legal proceedings and represent the Trust in all suits or legal proceedings, except that the Trustee may not exercise any of the powers referred to in this subsection without the consent of the Company if the matter relates solely to the rights or status under the Plan of a Participant or Beneficiary or any other person.

(e) Manage, operate, repair, or improve and collect the income from any real or personal property held in the Trust Fund.

(f)   (i)   Renew or extend, or participate in the renewal or extension of, any debt owing to the Trust or to the Trustee on any terms that it considers advisable and agree to a reduction in the rate of interest on any such debt or to any other modifications or changes to the terms of any mortgage or of any guarantee pertaining thereto, in the manner and to the extent its considers to be advisable for the protection of the Trust Fund or the preservation of any investment included in the Trust Fund;

      (ii) waive any default whether in the performance of any covenant or condition of any evidence of any debt or mortgage or in the performance of any guarantee or to enforce any rights available to the Trustee because of any default in the manner and to the extent that it considers to be advisable;

      (iii) exercise and enforce any and all rights of foreclosure, bid in property on foreclosure, take a deed in lieu of foreclosure, with our without consideration, and release the obligation on any note or other evidence of debt secured by that mortgage; and

      (iv) exercise and enforce in any action, suit or other proceeding at law and in equity any rights or remedies in respect to any such debt, mortgage or guarantee.

(g) Hold securities in bulk or bearer form, or deposit them with any central depository authorized under applicable law, in its own name or in the name of a nominee without the addition of words indicating that the property is held in a fiduciary capacity but the Trustee will be liable for any loss that results from holding any property as provided in this subsection instead of in its name as trustee.

(h) Join in or oppose the reorganization, recapitalization, consolidation, sale or merger of corporations or properties, including those in which it is interested as Trustee, on the terms it considers to be appropriate.

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(i)   Make, execute and deliver, as Trustee, with or without providing for no individual liability on its part, any and all conveyances, mortgages, contracts, waivers, releases, leases, assignments, powers of attorney or other written instruments that the Trustee considers necessary and appropriate in its administration of the Trust.

(j) Retain suitable agents, accountants, other professionals and counsel (who may be counsel for the Company or the Trustee) and, unless they are paid by the Company, pay their fees and other compensation and expenses from the Trust Fund. The Trustee will not be liable for any action taken or not taken on the advice of the persons described in the preceding sentence.

(k) Credit and distribute the Trust Fund as directed by the Plan Administrator. However, the Trustee is not obligated to inquire into whether any payee or distributee is entitled to payment or whether the distribution (or the manner of distribution) it is directed to make is consistent with the terms of the Plan or other obligation between the payee or distributee and the Plan, the Plan Administrator, the Company, an Employer or any other party.

(l) Lend securities to banks and broker-dealers approved by the Trustee, consistent with regulations issued by the Department of Labor and other regulatory authorities, and under the terms of a written agreement between the Company and the Trustee.

(m) If directed in writing by the Company, organize or acquire shares of stock issued by one or more corporations intended to be exempt from federal income taxes under Code Sections 501(c)(2) or 501(c)(25) but only if the fees and expenses associated with that organization or acquisition are, in the opinion of counsel, properly chargeable to the Trust Fund, or are paid by the Company.

(n) Except as otherwise provided in this Agreement or under applicable law, execute all instruments, engage in all proceedings and exercise all rights, powers and privileges that the Trustee considers necessary and appropriate to discharge the purposes of this Agreement.

4.3   APPROVAL OR DIRECTION OF THE COMPANY.

(a) Regardless of the effect of Sections 4.1 and 4.2, the Company may direct the investment of the Trust Fund or may appoint an Investment Manager to direct investment of the Trust Fund but only if the Company (i) notifies the Trustee, in writing that it will direct investments or has appointed an Investment Manager and (ii) the Company, or the Investment Manager if appropriate, agrees to give the Trustee written investment direction in a manner acceptable to the Trustee. If this is done, the Trustee will not be responsible to invest or otherwise manage any portion of the Trust Fund that is subject to the investment direction of the Company or the Investment Manager and will not be liable, in any respect for any investment decision made by the Company or the Investment Manager, whichever is appropriate or for the selection of the Investment Manager. However, in the absence of a written investment direction, the Trustee may, in its discretion, invest available cash in a short term fund until specific written directions are received. Also, the Trustee may not implement any investment direction which is not given in the prescribed form and format.

(b) Any instructions received from the Company or an Investment Manager under this Section (including the appointment of an Investment Manager and any investment directions received) will remain in effect and will be binding until they are revoked or amended in writing and delivered to the Trustee.

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(c)   The Trustee is not responsible for the propriety of any directed investment and will not be required to consult with or advise the Company or any Investment Manager regarding the investment quality of any directed investment. However, regardless of any directions received, the Trustee is not required to apply any portion of the Trust Fund to any transaction that the Trustee knows is a prohibited transaction as defined in ERISA Section 406 unless the party giving the direction certifies to the Trustee, in writing, that a statutory or administrative exemption from the prohibited transaction rules applies to the transaction. Also, the Trustee may rely on that certification and will be under no duty to inquire into its validity, applicability, or availability.

(d) The Trustee is not responsible for and the Company agrees to indemnify and hold the Trustee harmless against any loss that may result from complying with any direction given under the terms of this Section.

(e) The Trustee will retain custody of any securities or other property acquired as a result of any investment directions received from the Company or any Investment Manager until the Company or the Investment Manager, whichever is appropriate, directs the Trustee, in writing, to dispose of them.

(f) The Trustee will not be responsible for any loss that the Trust Fund may incur as a result of any investments made at the direction of the Company or an Investment Manager or as a result of their retention. Nor is the Trustee under any obligation to review or make recommendations with respect to any investment made at the direction of the Company or an Investment Manager.

4.4 FUNDING POLICY. The Plan Administrator will establish and maintain a funding policy consistent with the Plan's purpose and the requirements of applicable law. The Plan Administrator will describe this funding policy to the Trustee and any Investment Manager, including a description of the Plan's cash needs. The Trustee and any Investment Manager will take this Funding Policy into account when investing the Trust Fund. The Trustee is not responsible for establishing or modifying the Funding Policy may assume that the latest Funding Policy communicated to it in writing remains in effect until the Plan Administrator notifies the Trustee, in writing, that it has been changed.

4.5   ADMINISTRATION OF THE TRUST FUND.

(a) Within 90 days of the close of each Plan year, the Trustee will file with the Company a written account of all Trust Fund transactions since the more recent report was filed. The Company may approve this accounting by giving written notice of approval to the Trustee. Also, the Company will be deemed to have approved any accounting to which it has not objected by giving the Trustee written notice of its objection within 90 days after receiving the accounting. If the Company approves the accounting in writing (or fails to object, in writing, within 90 days after receiving the accounting), the Trustee will be released and discharged as to all items, matters and things included in that account as if they had been settled and allowed by a final decree of a court of competent jurisdiction in an action or proceeding to which the Trustee, each Employer, the Company, the Plan Administrator, all Investment Managers, each Participant, Beneficiary, or alternate payee and all other persons (whether or not natural) having or claiming to have any interest in the Trust Fund or the Trust Agreement were parties. The Trustee also may have its accounts settled by judicial proceedings. In this case, only the Trustee and the Company will be necessary parties although the Trustee, in its discretion, may join as defendants any other person or persons (whether or not natural) who may have or claim an interest in the Trust Fund. Except as otherwise provided by applicable law, only the Company may require the Trustee to prepare an accounting under this Section or may institute an action or proceeding against the Trustee with respect to any accounting delivered under this Section.

(b) The Trustee will maintain all records appropriate to administration of the Trust and the Trust Fund (but only to the extent requested by the Plan Administrator) and those records that the Trustee believes are necessary to record its transactions affecting the Trust Fund and any other records that the Company or the Plan Administrator request and which the Trustee agrees to maintain. At any time during the Trustee's normal business hours, the Company may inspect any of the Trustee's records that reflect activity within the Trust Fund. Also, any Employer may conduct a similar inspection of records reflecting activity within the Trust Fund but only to the extent of its interest (and that of its Participants and their Beneficiaries) in the Trust Fund.

4.6 VALUATION. The Trustee will establish the fair market value of the Trust Fund as of each Valuation Date, disregarding any contributions or forfeitures made after or as of a date that is after the Valuation Date for which the fair market value is established. However, as of each Valuation Date, the Company will establish and give to the Trustee the fair market value of any employer securities that is held in the Trust Fund and that is not actively traded on a national market; the Company agrees that this valuation will be performed only by a certified independent appraiser and will fully comply with requirements imposed on valuations by the Internal Revenue Code and ERISA. The Trustee will have the sole discretion to request that the Company value the securities described in the preceding sentence and will not be liable for any overstatement or understatement of the value of any such security or property. This value will be reduced by the amount of any expenses and fees that have not been paid or reimbursed by the Company.

4.7 APPARENT AUTHORITY. No person dealing with the Trust or the Trustee is required to inquire into the authority of the Trustee to do any act or to see to the application of funds or other property paid or delivered to or upon the order of the Trustee.


                                    ARTICLE V
         COMPENSATION AND EXPENSES OF THE TRUSTEE; BONDING REQUIREMENTS

5.1 COMPENSATION AND EXPENSES. The Trustee, or any successor Trustee, who already receives full-time pay from the Company or any related Employer shall not receive any compensation for the performance of his duties under this Agreement. Any other Trustee will be paid for its services as provided in its published fee schedule, which may be amended at any time and reimbursed for any out of pocket expenses and all other necessary and proper expenses its incurs performing its duties and obligations under this Agreement (including delivery charges, insurance, interest, taxes, investment management fees, accountant's fees and attorney's fees). Unless these fees and expenses are paid by the Company within 30 days after they are billed by the Trustee, the Trustee will deduct them from the Fund.

5.2 BONDING. The Trustee is not required to furnish any bond for the faithful performance of its duties unless and to the extent required by law.


                                   ARTICLE VI
                                   IMMUNITIES

6.1 ACTION UNDER THE PLAN OR THE TRUST AGREEMENT. Neither the Trustee nor any affiliate of the Trustee or any officer, employee or director of the Trustee or any affiliate will be liable for any action taken or not taken under or with respect to the Plan or Trust unless a court of competent jurisdiction enters a final judgment to the effect that the Trustee acted or failed to act due to fraud, bad faith, gross negligence or willful misconduct.

6.2 AUTHORIZATIONS. The Company will provide to the Trustee a certified resolution of its Board of Directors or other governing body naming those persons entitled to act on the Company's behalf. This resolution will be conclusive proof of the authority of those named until the Trustee is notified, by subsequent action of Company's Board of Directors or other governing body that that authority is withdrawn. The Trustee may rely upon any instrument, certificate or another paper or document it believes to be genuine and to have been signed or presented by an authorized person. The Company will indemnify and hold the Trustee harmless from the consequences of any action taken or not taken by the persons named in that resolution.

6.3 VALIDITY AND GENUINENESS OF INSTRUMENTS. The Trustee is not required to inquire into or to determine the validity of the Plan or this Agreement or their proper execution or adoption by the Company or an Employer.

6.4 OPINION OF COUNSEL OR AUDITOR. The Trustee has full and complete authority to act (or decline to act) in accordance with any opinion issued by any attorney selected by the Trustee (who also may be counsel for the Trustee or an Employer) or the opinion or determination of an Employer's auditor (with respect to matters within the authority of the auditor) and will not be liable in any respect for any action taken, suffered or omitted in good faith by the Trustee in accordance with that opinion or determination.

6.5 MAINTENANCE OF LITIGATION BY TRUSTEE. The Trustee will not be required to defend any suit or other action against or on account of the Fund unless it holds assets in the Fund sufficient for, or has been indemnified to its satisfaction for, its counsel fees, costs, disbursements and all other associated expenses and liabilities to which it may, in its judgment be subjected on account of that suit or other action and the Trustee may apply any asset of the Fund to meet those expenses and liabilities.

6.6 INDEMNIFICATION. The Company will indemnify the Trustee against all costs, expenses, damages, liabilities and claims (including reasonable attorney's and accountant's fees) the Trustee sustains, incurs or are asserted against the Trustee on account of or as a result of any action or inaction, or arising out of the Trustee's actions or inactions with respect to the Fund except for matters which a court of competent jurisdiction has finally concluded arose because of the Trustee's gross negligence or willful misconduct or breach of its duties under this Agreement. The Company also agrees that this indemnity extends to any liability that the Trustee may incur (including reasonable attorney's fees and other expenses) in connection with any investment direction received from the Company, and Investment Manager or a Participant. The Company's indemnity will be a continuing obligation of the Company, its successors and assigns and will survive termination of this Agreement.


                                   ARTICLE VII
                RESIGNATION, REMOVAL AND SUBSTITUTION OF TRUSTEE

7.1 RESIGNATION OR REMOVAL. The Trustee may resign at any time by giving written notice to the Company. This notice must be given at least 60 days before its effective date unless the Company and the Trustee, in writing, waive or agree to reduce this period. Also, the Company may remove the Trustee at any time by giving written notice to the Trustee. This notice must be given at least 60 days before its effective date unless the Company and the Trustee, in writing, waive or reduce this period. If the Trustee resigns or is removed, the Company must (a) immediately appoint a successor trustee which agrees to assume the duties and responsibilities described in this Agreement and (b) supply the Trustee with a copy of the successor trust agreement and other evidence that the successor trustee was properly appointed and has accepted that appointment. If the Company fails to appoint a successor trustee within 30 days before the effective date of the Trustee's resignation or removal, the Trustee, at the Plan's expense, may file an action requesting that a court of competent jurisdiction immediately appoint a successor trustee.

7.2 TRANSFER TO SUCCESSOR. After the Company completes the process described in Section 7.1, the Trustee will transfer the Trust Fund to the successor trustee.


                                  ARTICLE VIII
                            AMENDMENT OR TERMINATION

8.1 AMENDMENT OF TRUST AGREEMENT. Subject to Section 8.3, the Company, in its sole discretion, may amend the trust at any time. However, (a) no amendment may change the duties, responsibilities or powers of the Trustee without its written consent and (b) if the amendment results in the removal of the Trustee, the procedures described in Article VII must be followed. Also, any amendment to this Agreement must be expressed in the form of a formal amendment or restatement of this Agreement properly adopted by the Company and will be effective on the later of the date specified by the Company or the date accepted by the Trustee.

8.2 LIQUIDATION OF THE TRUST FUND IN CONNECTION WITH TERMINATION OF THE PLAN. Subject to Section 8.3, the Company, in its sole discretion, may terminate the trust at any time in connection with liquidation of the Plan. However, (a) termination of the trust may not change the duties, responsibilities or powers of the Trustee without its written consent except as is necessary to liquidate the Trust Fund and (b) if the termination of the trust results in the removal of the Trustee before the Trust Fund is fully liquidated, the procedures described in Article VII must be followed. Also, any amendment terminating this Agreement must be expressed in the form of a formal amendment or restatement of this Agreement properly adopted by the Company and will be effective on the later of
(a) the date specified by the Company or (b) the date that the Trust Fund is fully liquidated.

8.3 PROHIBITION AGAINST DIVERSION. The Trust Fund will be held and applied for the exclusive benefit of Participants, Beneficiaries and to pay the expenses of administering the Plan and Trust. No part of the Trust Fund may inure to the benefit of the Company or any Employer except as otherwise provided in the Plan in connection with the refund of a contribution based on an erroneous assumption of fact or conditioned on its deductibility. The Company will be solely responsible for disposing of any amount returned to it, including proper allocation of any refund among Employers.


                                   ARTICLE IX
                                  MISCELLANEOUS

9.1 GOVERNING LAW. This Agreement will be interpreted and enforced according to the laws of the United States or, when applicable (and if not superseded by any law of the United States), the laws of the state of Ohio.

9.2 PARTIES TO COURT PROCEEDINGS. Only the Company and the Trustee are necessary parties to any action arising under or in connection with this Agreement and notice of any action need not be given to an Participant, Beneficiary or other person claiming an interest in the Trust Fund. However, the Trustee or the Company may join as a defendant any Participant, Beneficiary or other person claiming an interest in the Trust Fund. Any judgment entered or settlement reached on any matter affecting the Trust Fund will be conclusive upon all persons claiming an interest in the Trust Fund, whether or not they were notified of or joined as a party to the action.

9.3 PLAN DOCUMENTS. At the time this Agreement is signed, the Company will give the Trustee copies of all Plan documents and all amendments, revisions or supplements to those documents. The Trustee may rely on the Company to supply these documents and other notices required to be given under either the Plan or this Agreement and is under no obligation to inquire into the existence of any documents or notices that the Company does not give to it.

9.4 FORCE MAJEURE. The Trustee is not responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising from or caused directly or indirectly by circumstances beyond its control, including acts of God, earthquakes, fires, floods, wars, civil or military disturbances, sabotage, epidemics, riots, interruptions, loss or malfunction of utilities or communication services, accidents, labor disputes, acts of civil or military authority, or governmental action or its inability to obtain labor, material, equipment or transportation.

9.5 NOTICES. Any notices given under this Agreement must be given in writing and sent to the other party's last known address. All notices will be deemed to have been given when deposited in the United States mail, certified, return receipt requested or on the date actually received by the other party, if another method of delivery is chosen. Each party to this Agreement must notify all other parties of any change in its address. This notice must be given as otherwise provided in this Section.

9.6 CONFIDENTIALITY. The Trustee is not authorized to and will not disclose the name, address, or security positions of the beneficial owners of the Trust Fund in responses to requests concerning shareholder communications under
Section 14 of the Securities Exchange Act of 1934, any rules or regulations issued under that statute, or any similar statute, regulation, or rule in effect at any time.

9.7 APPLICATION OF PLAN DOCUMENT. The Trustee is obligated only to apply the terms of this Agreement and is not obliged in any way to apply or administer the terms of the Plan.

9.8 DISPUTE RESOLUTION. The parties acknowledge that this Agreement evidences a transaction involving interstate commerce. Any controversy or claim arising out of or relating to this Agreement, or the breach of the same, will be settled through consultation and negotiation in good faith and a spirit of mutual cooperation. However, if those attempts fail, the parties agree that any misunderstandings or disputes arising from this Agreement will be decided by arbitration which will be conducted, upon request by either party, in Columbus, Ohio, before three arbitrators (unless both parties agree on one arbitrator) designated by the American Arbitration Association (the "AAA"), in accordance with the terms of the Commercial Arbitration Rules of the AAA, and, to the maximum extent applicable, the United States Arbitration Act (Title 9 of the United States Code), or if such Act is not applicable, any substantially equivalent state law. Any award by the arbitrator(s) will be in writing and will specify the factual and legal basis for the award and will be signed by a majority of the arbitrators. The parties further agree that the arbitrator(s) will decide which party must bear the expenses of the arbitration proceedings. Notwithstanding anything herein to the contrary, either party may proceed to a court of competent jurisdiction to obtain injunctive relief at any time.

IN WITNESS WHEREOF, the Company and the Trustee have executed this Trust Agreement to be effective as of the ___ day of July, 2000.


Bob Evans Farms, Inc.
("Company")

By:  /s/ Tod P. Spornhauer, its VP of Finance


Date signed:  7/28/00



National City Bank
("Trustee")

By:  /s/ Mary Ellen Waldren, its Vice President


Date signed:  7/28/00

                                   APPENDIX A

           LIST OF HEALTH AND WELFARE PLANS SUBJECT TO THIS AGREEMENT


The following health and welfare plans are "Plans" for purposes of this
Agreement:

                                                                                 Effective Date
                                                                                of Participation
Name of Plan                                               Plan Number          In This Agreement
--------------------------------------------------------------------------------------------------
Bob Evans Farms Group Insurance Benefits Program              501                 July 28, 2000
